UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2019

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On August 22, 2019, Pivotal Software, Inc. (“Pivotal”) and VMware, Inc. (“VMware”) issued a joint press release announcing the entry by Pivotal, VMware and Raven Transaction Sub, Inc., a wholly-owned subsidiary of VMware (“Merger Sub”) into the Merger Agreement (as defined below), as described in Item 8.01 of this Current Report on Form 8-K. Each of Pivotal, VMware and Merger Sub is a majority-owned subsidiary of Dell Technologies Inc. (“Dell Technologies”). A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01 Other Events.

On August 22, 2019, Dell Technologies entered into a Consent and Support Agreement (the “Support Agreement”) with EMC Equity Assets LLC (“EMC Equity,” and together with Dell Technologies, the “Dell Stockholders”), VMware and, solely with respect to Sections 5 and 6 therein, EMC Corporation (“EMC”) and VMW Holdco LLC (“VMW Holdco”). Each of EMC Equity, EMC and VMW Holdco is a wholly-owned subsidiary of Dell Technologies.

The Support Agreement was entered into in connection with the entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 22, 2019, by and among Pivotal, VMware and Merger Sub. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Pivotal, with Pivotal surviving as a wholly-owned subsidiary of VMware (the “Merger”).

Support Agreement

Pursuant to the Support Agreement, the Dell Stockholders agreed, among other matters and subject to the terms and conditions therein, in their capacity as holders of shares of Pivotal, to vote (i) in favor of (a) adopting the Merger Agreement, the Merger and each of the actions contemplated by the Merger Agreement and (b) the approval of any proposal to adjourn or postpone a meeting of Pivotal’s stockholders if there are not sufficient votes to adopt the

Merger Agreement and the Merger on the date on which the meeting of the stockholders of Pivotal is held, and (ii) against any proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action made in opposition to, in competition with or inconsistent with, the Merger Agreement, the Merger or any other transactions contemplated thereby (the “Voting Obligations”).

The Dell Stockholders also agreed to certain restrictions on transfer of their shares of the Class B common stock of Pivotal as further set forth in the Support Agreement (the “Transfer Restrictions”).

Pursuant to the Support Agreement, EMC and VMW Holdco, acting in their capacity as the holders of all of the outstanding shares of Class B common stock of VMware, irrevocably consented to VMware entering into the Merger Agreement and the consummation of the transactions contemplated thereby (the “VMware Consent”) pursuant to VMware’s Certificate of Incorporation and the Master Transaction Agreement, dated as of January 9, 2018, between EMC and VMware, copies of which have been filed by VMware with the Securities and Exchange Commission.

The Support Agreement will generally terminate upon the earliest to occur of (i) the effective time of the Merger (the “Effective Time”) and (ii) the valid termination of the Merger Agreement in accordance with Article VII of the Merger Agreement, except that certain sections of the Support Agreement relating to the Voting Obligations, the Transfer Restrictions, the VMware Consent and certain other sections, as further set forth in the Support Agreement, will terminate upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with Article VII of the Merger Agreement, (c) certain adverse amendments to the Merger Agreement (as further described in the Support Agreement) and (d) either the Board of Directors of Pivotal (the “Pivotal Board”) or the special committee of the Pivotal Board (the “Pivotal Special Committee”) changing its recommendation to the Pivotal stockholders to vote in favor of adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement in accordance with Section 5.3 of the Merger Agreement.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Merger Agreement

Pursuant to the Merger Agreement, at the Effective Time, (i) each outstanding share of Class A common stock of Pivotal will be converted into the right to receive $15.00 in cash and (ii) each outstanding share of Class B common stock of Pivotal (other than shares of the Class B common stock of Pivotal held by VMware or its subsidiaries) will be converted into the right to receive 0.0550 shares of VMware Class B common stock in exchange for each share of Pivotal Class B common stock (the “Stock Consideration”).

The Merger Agreement was approved by (i) a special committee of the Board of Directors of VMware (the “VMware Board” and such special committee, the “VMware Special Committee”) and the VMware Board (upon the recommendation of the VMware Special Committee) and (ii) the Pivotal Special Committee and the Pivotal Board (upon the recommendation of the Pivotal Special Committee).

In connection with the approval of the Merger Agreement, the Pivotal Board (at the direction of the Pivotal Special Committee) resolved to recommend that Pivotal’s stockholders adopt the Merger Agreement in accordance with the General Corporation Law of the State of Delaware and Pivotal’s Certificate of Incorporation, and by the affirmative vote of the holders of a majority of the Pivotal Class A common stock not owned by VMware or any of its affiliates (the “Majority of the Minority Vote”).

The consummation of the Merger is subject to certain conditions, including, but not limited to, (i) receipt of the Majority of the Minority Vote, (ii) adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding Class A common stock of Pivotal and a majority of the outstanding Class B common stock of Pivotal, (iii) the absence of a Pivotal material adverse effect and (iv) the absence of any order or law prohibiting or making illegal the consummation of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit No.	Exhibit Description

99.1	Press Release of VMware, Inc., dated as of August 22, 2019.

99.2	Consent and Support Agreement, dated as of August 22, 2019, by and among VMware, Inc., Dell Technologies Inc., EMC Corporation, EMC Equity Assets LLC and VMW Holdco LLC.

99.3*	Agreement and Plan of Merger, dated as of August 22, 2019, by and among Pivotal Software, Inc., VMware, Inc. and Raven Transaction Sub, Inc.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger involving the merger (the “Merger”) of Raven Transaction Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of VMware, Inc. (“VMware”), with and into Pivotal Software, Inc. (“Pivotal”) on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 22, 2019 (the “Merger Agreement”), by and among Pivotal, VMware, and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of Pivotal will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement, Rule 13e-3 Transaction Statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, VMware and/or Dell Technologies Inc. (“Dell Technologies”) in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Rule 13e-3 Transaction Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov.

In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the investors portion of Pivotal’s website at pivotal.io/investors under the link “Financials” or by contacting Pivotal’s Investor Relations Department by e-mail at ir@pivotal.io.

Pivotal, VMware, and/or Dell Technologies and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements and Rule 13e-3 Transaction Statement when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the Merger on the terms and subject to the conditions set forth in the Merger Agreement, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only current expectations of Dell Technologies Inc. (“Dell Technologies”) (which we refer to as “we,” “us,” “our” or the “Company”) and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of VMware to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from Dell Technologies’, VMware’s and/or Pivotal’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on Dell Technologies’, VMware’s and/or Pivotal’s relationships with their members, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Dell Technologies’, VMware’s and/or Pivotal’s relationships with its employees; capital market conditions, including availability of funding sources for VMware, changes in VMware’s credit ratings; risks related to VMware’s increased indebtedness, including VMware’s ability to meet certain financial covenants in its debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended February 1, 2019, as amended (our “2018 Form 10-K”). There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2018 Form 10-K and Part II, Item 1A. Risk Factors in our Form 10-Q for the quarterly period ended May 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2019	Dell Technologies Inc.

	By:	/s/ Robert L. Potts
Robert L. Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)